UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2020

DIRTT ENVIRONMENTAL SOLUTIONS LTD.

(Exact name of Registrant as Specified in Its Charter)

Alberta, Canada	001-39061	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7303 30th Street S.E.

Calgary, Alberta, Canada T2C 1N6

(Address of principal executive offices, including zip code)

(403) 723-5000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value	DRTT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As described below under Item 5.07 of this Current Report on Form 8-K, on May 22, 2020, at the 2020 annual and special meeting of shareholders (the “Meeting”) of DIRTT Environmental Solutions Ltd. (the “Company”), the Company’s shareholders approved the DIRTT Environmental Solutions Ltd. Long Term Incentive Plan (the “LTIP”), which was adopted by the Company’s Board of Directors (the “Board”) on April 17, 2020, subject to shareholder approval at the Meeting. The effective date of the LTIP is May 22, 2020. The LTIP provides for the reservation of (i) 5,850,000 common shares of the Company plus (ii) the number of common shares of the Company subject to stock options previously granted under the Company’s Amended and Restated Incentive Stock Option Plan that, following May 22, 2020, expire or for any reason are canceled or terminated without having been exercised in full. The total number of Common Shares that will be available for issuance upon the exercise of ISOs (as defined below) shall be 5,850,000. The LTIP provides for the grant of stock options, share appreciation rights, restricted share units, restricted shares, dividend-equivalent rights granted in connection with restricted share units, vested share awards, other share-based awards and cash awards to eligible employees, officers, consultants and directors of the Company and its affiliates who are selected by the compensation committee of the Board to receive such an award.

The preceding summary of the LTIP does not purport to be a complete description of all provisions of the LTIP and should be read in conjunction with, and is qualified in its entirety by reference to, the complete text of the LTIP, which is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K and is hereby incorporated into this Item 5.02 by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

As described below in Item 5.07, on May 22, 2020, the shareholders of the Company confirmed and ratified an amendment to the Company’s Amended and Restated By-Law No. 1 (the “Bylaws”) to increase the quorum threshold of meetings of shareholders from 25% to 33 1/3% of the voting power of outstanding common shares of the Company. A copy of the Company’s Bylaws, as amended, is attached as Exhibit 3.1 to this Current Report on Form 8-K and is hereby incorporated into this Item 5.03 by reference.

Item 5.07.	Submission of Matters to a Vote of Securities Holders

As described above, the Company held its Meeting on May 22, 2020. At the Meeting, shareholders were requested to: (i) elect directors of the Company to hold office until the 2021 annual meeting or until their successors were duly elected or appointed; (ii) appoint PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2020, at such remuneration as may be determined by the Board; (iii) confirm and ratify an amendment to the quorum provisions of the Bylaws; and (iv) approve the Company’s LTIP and the reservation for issuance of 5,850,000 common shares thereunder. Each of these items is more fully described in the Company’s Proxy Statement.

The results of the matters voted upon at the Meeting were as follows:

Item No. 1 – Election of Directors. The election of each director was approved as follows:

	Votes For		Votes Withheld
Nominee	Number	Percent	Number	Percent
Wayne Boulais	42,967,089	99.53	204,220	0.47
John (Jack) Elliott	41,710,625	96.62	1,460,684	3.38
Denise Karkkainen	41,787,892	96.80	1,383,417	3.20
Todd Lillibridge	41,899,004	97.05	1,272,305	2.95
Christine McGinley	42,952,947	99.49	218,362	0.51
Kevin O’Meara	41,285,354	95.63	1,885,955	4.37
Steve Parry	40,024,124	92.71	3,147,185	7.29

Item No. 2 – Appointment of Independent Registered Public Accounting Firm. The appointment of PricewaterhouseCoopers LLP was approved as follows:

Votes For		Votes Withheld
Number	Percent	Number	Percent
51,682,673	99.66	176,713	0.34

Item No. 3 – Confirmation and Ratification of Amended and Restated Bylaw No. 1 of the Corporation. The amendment of the Bylaws was approved as follows:

Votes For		Votes Against
Number	Percent	Number	Percent
43,088,923	99.81	82,386	0.19

Item No. 4 – Approval of the Corporation’s Long Term Incentive Plan. The Company’s LTIP was approved as follows:

Votes For		Votes Against
Number	Percent	Number	Percent
40,813,295	94.54	2,358,014	5.46

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

3.1*	Amended and Restated By-Law No. 1 of DIRTT Environmental Solutions Ltd.

10.1*	DIRTT Environmental Solutions Ltd. Long-Term Incentive Plan

99.1**	Press Release dated May 22, 2020

*	Filed herewith.
**	Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DIRTT Environmental Solutions Ltd.

Date: May 22, 2020	By:	/s/ Charles R. Kraus
Charles R. Kraus
Senior Vice President, General Counsel & Corporate Secretary

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